MERRILL LYNCH GLOBAL SMALL CAP FUND, INC.

              Supplement dated April 26, 2002 to the Statement of
                 Additional Information dated October 29, 2001

In the Statement of Additional Information under "Investment Objective and Policies -- Investment Restrictions" non-fundamental investment restriction "b" on page 17 is deleted and replaced in its entirety with the following:

         b. Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and Statement of Additional Information and by applicable law.

Code  # 18186-10-01